UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 21, 2008 (August 20, 2008)

Date of Report (Date of earliest event reported)

GSI GROUP INC.

(Exact Name of Registrant as Specified in Charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 Middlesex Turnpike, Bedford, Massachusetts 01730

(Address of principal executive offices, including zip code)

(781) 266-5700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2008, GSI Group, Inc., a New Brunswick corporation (“GSI”), announced that it had entered into an Agreement and Plan of Merger dated as of July 9, 2008 (the “Merger Agreement”), with Eagle Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of GSI (“Purchaser”), and Excel Technology, Inc., a Delaware corporation (“Excel”).

On July 10, 2008, GSI announced that, in connection with the entry by GSI into the Merger Agreement, GSI and GSI Group Corporation, a Michigan corporation and a wholly-owned subsidiary of GSI (“GSI Sub”) had entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated July 9, 2008, with Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P. (collectively, the “Investors”).

Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer (the “Offer”) to purchase all outstanding shares of Excel’s common stock, par value $0.001 per share (the “Shares”), at a price of $32.00 per Share, net to the holder thereof in cash, without interest thereon (the “Offer Price”) and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Tender Offer Statement on Schedule TO, originally filed by Purchaser and GSI with the Securities and Exchange Commission (the “SEC”) on July 23, 2008 (as subsequently amended, the “Schedule TO”).

Pursuant to the Securities Purchase Agreement, in connection with the completion of the Offer as described in Item 2.01 below, on August 20, 2008, GSI Sub issued and sold to the Investors $210,000,000 aggregate principal amount of 11.0% Senior Notes due 2013 of GSI Sub (the “Notes”) and GSI issued and sold to the Investors warrants to purchase an aggregate of 5,882,520 common shares of GSI (the “Warrants”).

The Notes were issued pursuant to an indenture (the “Indenture”), entered into on August 20, 2008, by and among GSI Sub, as Issuer, GSI, as a Guarantor, Purchaser, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes and the Indenture are described in GSI’s Current Report on Form 8-K filed with the SEC on July 11, 2008 (the “Original 8-K”) and such description is incorporated herein by reference. A copy of the Indenture (including forms of Notes) is included as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the Indenture and the form of Note included therein.

The Warrants were issued pursuant to the Warrant Agreement, dated August 20, 2008, by and among GSI and the Investors (the “Warrant Agreement”). The Warrant Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The Warrants and the Warrant Agreement are described in the Original 8-K and such description is incorporated herein by reference. The foregoing description of the Warrants and the Warrant Agreement is qualified in its entirety by reference to the Warrant Agreement and the form of Warrant included therein.

On August 20, 2008, simultaneously with the closing of the sale of the Notes and the Warrants to the Investors, GSI and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference. The Registration Rights Agreement is described in the Original 8-K and such description is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 20, 2008, Purchaser accepted for payment all Shares validly tendered and not withdrawn prior to the expiration of the Offer which was at 12:00 midnight, New York City time, on August 19, 2008. The depositary for the Offer advised GSI that, as of the expiration of the Offer, an aggregate of approximately 8,571,831 Shares were validly tendered and not withdrawn (not including Shares delivered through notices of guaranteed delivery), representing approximately 78.6% of the Shares outstanding. Payment for such Shares in an aggregate amount of $274,298,592 was made to the depositary on August 20, 2008. In its press release announcing Purchaser’s acceptance for payment of Shares validly tendered prior to expiration of the initial offering period of the Offer, GSI also announced that Purchaser was commencing a subsequent offering period for all remaining untendered Shares.

A copy of the press release issued by GSI on August 20, 2008, announcing Purchaser’s acceptance for payment of Shares validly tendered prior to expiration of the initial offering period of the Offer and the commencement of a subsequent offering period for all remaining untendered Shares is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference into this Item 3.02. The Warrants were issued in a private transaction in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. Accordingly, the Warrants may not be offered or sold in the United States without registration or an applicable exemption.

Item 8.01.	Other Events.

On August 20, 2008, GSI issued a press release announcing the expiration of the initial offering period and announcing that Purchaser had commenced a subsequent offering period for all remaining untendered Shares, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description

10.1	Indenture (including the form of Note), dated August 20, 2008, by and among GSI Group Corporation, as Issuer, GSI Group Inc., as a Guarantor, Eagle Acquisition Corporation, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2	Warrant Agreement (including the form of Warrant), dated August 20, 2008, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund,

LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

10.3	Registration Rights Agreement, dated August 20, 2008, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.1	Press release issued by GSI Group Inc., dated August 20, 2008 (incorporated by reference to Exhibit (a)(1)(L) to Amendment No. 5 to the Tender Offer Statement on Schedule TO filed by GSI Group Inc. and Eagle Acquisition Corporation with the Securities and Exchange Commission on August 20, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC. (Registrant)

Date: August 21, 2008	By:	/s/ Daniel J. Lyne
Name: Daniel J. Lyne Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Indenture (including the form of Note), dated August 20, 2008, by and among GSI Group Corporation, as Issuer, GSI Group Inc., as a Guarantor, Eagle Acquisition Corporation, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2	Warrant Agreement (including the form of Warrant), dated August 20, 2008, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

10.3	Registration Rights Agreement, dated August 20, 2008, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.1	Press release issued by GSI Group Inc., dated August 20, 2008 (incorporated by reference to Exhibit (a)(1)(L) to Amendment No. 5 to the Tender Offer Statement on Schedule TO filed by GSI Group Inc. and Eagle Acquisition Corporation with the Securities and Exchange Commission on August 20, 2008).